Dear Shareholder,

      Before diving into the numbers, I would like to take a moment to review the concept of allocation and three very important themes that buttress the argument for the allocation to a micro cap strategy: diversification, relative valuation and economic cycle.

      The first theme is diversification. I created the fund for investors seeking a long-term investment in a diversified portfolio of smaller companies. I take a quantitative and qualitative approach to evaluating the companies that become potential candidates of the fund. The result is a diversified portfolio. With respect to diversification, individual investors should take a similar approach and attempt to create the most efficient portfolio, that is, the portfolio of stocks or funds that will provide the most return for the least amount of risk. Analysis on historical equity returns concludes that the most "efficient portfolio" - the least amount of risk and the most return - includes an allocation to a micro-cap strategy.

      The second theme is relative valuation. Micro-cap stocks valuation levels are still attractive versus large cap. As of June 30th 2004, the median PE on 2005 EPS for the fund was 15.7x. The median EPS growth rate 2005 versus 2004 was 24.44%. The S & P 500 sports a 15.8 multiple at 7.1% projected growth. I'm interested in buying forecasted earnings growth but a reasonable multiple.

      The third theme is the economic cycle. I believe that the economy is expanding albeit at a slow pace. With that, I evaluated the last 8 non-recessionary periods and the returns of the market capitalizations (large cap, mid cap, small cap and micro cap). The result is that micro-cap stocks provided investors with over 400 basis points of annualized returns versus large cap stocks. Further, I believe, as most do, that the Fed is entering a rate tightening cycle (non-recessionary cycle). I analyzed the last four-interest rate tightening cycles and calculated 2 year annualized returns from the month that the Fed started to raise rates. The results show that micro-cap stocks out performed all other capitalizations in 3 of the 4 periods. Not a bad batting average!

      My point is this: investment allocation ultimately drives long-term returns. During the last several months more attention has focused on trading strategies with respect to over/under weight large/small/mid/micro cap strategies. This attention concerns me. It begs the question "when do we trade out of X and buy Y"? It takes me back to the 90's when allocation of investor's capital was forgotten and that capital was thrown at the hottest sectors as a trade, not an investment decision based on proper allocation methodologies. As long-term investors, our goal should be the attainment of the most efficient portfolio. To achieve this goal, we need to continually focus on allocation. The three themes focusing on the allocation to micro cap stocks that I have described above, diversification, relative valuation and economic cycle should help investors focus on maintaining a proper allocation for the most efficient portfolio.

      With respect to returns, let me walk through the numbers for the period ending April 30th 2004.

                                    [CHART]

Annualized Returns Since Inception 12/12/2000 Through 4/30/2004

                         S & P Small
SATMX    Russell 2000     Cap Index    Wilshire 5000   S & P 500 Index
------   ------------    -----------   -------------   ---------------
26.15%       7.15%          10.09%        -1.23%            -6.44%


Returns from October 31st, 2003 through April 30th, 2004*

                         S & P Small
SATMX    Russell 2000     Cap Index    Wilshire 5000   S & P 500 Index
------   ------------    -----------   -------------   ---------------
6.85%       5.98%           8.02%          5.57%            5.39%

*-Returns represent simple price appreciation and do not reflect reinvestment of dividends

      A picture being worth a thousand words, presented above are annualized and period returns of the fund, the Russell 2000, the S & P Small Cap Index, the Wilshire 5000 and the S & P 500 Index. With a 26.15% annualized return, since inception, the fund out performed the Russell 2000 benchmark by 19 percentage points over the same time frame. At +6.85% for the period, we out performed our benchmark, the Russell 2000 by 87 basis points. However, the period 10/31/2003 through 4/30/2004 is a story of two quarters and provides an illustration of our investment philosophy and investment process. The first quarter, 10/31/2003 through 1/31/2004 saw the fund return 6.1% versus the Russell 2000 return of 9.95%. I attribute the under performance to the fact that as of 10/31/2003 the fund on a calendar basis had returned 56.53%. The Russell 2000 had returned 37.88% for the same period. Obviously the index needed to play a little catch up. However, rather then invest to an index, we stayed the course. We maintained our investment philosophy that companies with attractive fundamentals with reasonable valuations should out perform the broad market averages over the long term. Once those companies are identified, we utilize our investment process (identify the drivers and sustainability of revenue growth, margin expansion, balance sheet and cash flow) to create the universe of candidates for the fund. Maintaining our philosophy and investment process paid off for shareholders. The second quarter (1/31/2004 through 4/30/2004) saw all the indexes down: S & P 500 (-2.11%),
Wilshire 5000 (-2.14%), the S & P Small Cap Index (-.38%) and the Russell 2000 down (-3.61%). The fund however returned +71 basis points for the second quarter. For the entire 6-month period the fund returned 6.85%, out performing the benchmark Russell 2000 return of 5.98%.

      Finally, let me provide a more current picture of the fund. As of June 30th, 2004, fund assets are $15.67 million versus $9.9 million in assets at the beginning of 2004. Year to date as of June 30th 2004 the fund has returned +9.96% versus the benchmark Russell 2000 return of +6.21%. The out performance of the fund relative to the benchmark, +3.75%, has been driven by two important factors. First, maintaining the investment philosophy. Second, focusing on the investment process. By sticking to the philosophy and process we hope to continue the fund's out performance and add value for our shareholders.

Sincerely,

Robert J. Sullivan
Portfolio Manager SATMX

                         SATUIT CAPITAL MICRO CAP FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                April 30, 2004
                                  (unaudited)

               Number                                   Market
               of Shares Security Description           Value
               --------- --------------------         ----------

                         COMMON STOCKS:        93.28%

                         BASIC INDUSTRIALS:     7.55%
                20,000   CFC International**          $  145,400
                34,000   Flexible Solutions              158,100
                14,800   Graftech Int'l Ltd              131,276
                 7,900   Lone Star Tech                  161,950
                 6,200   Maverick Tube                   140,306
                13,200   NS Group                        170,148
                                                      ----------
                                                         953,535
                                                      ----------

                         CAPITAL GOODS:         9.47%
                12,800   Echelon Corp                    139,520
                 5,890   Gardner Denver Inc              154,436
                 8,600   Gehl Company**                  144,910
                10,500   G Wesco Int'l                   150,150
                14,500   Jaccuzzi Brands                 126,730
                12,400   LSI Industries Inc*             143,716
                 6,300   EDO Corp*                       143,010
                17,750   Orbit International**           134,882
                                                      ----------
                                                       1,137,354
                                                      ----------

                         TECH:                 22.09%
                 7,400   ADE Corp                        132,312
                11,900   Aladdin Knowledge SY            243,236
                11,200   August Tech                     147,616
                11,100   Covansys Corp**                 155,178
                12,900   Digitas Inc                     127,839
                 9,600   Ditech Communication            138,048
                12,800   Docucorp                        138,752
                11,300   Embarcadero Tech                145,883
                10,810   Epicor Software                 138,476
                42,200   Genus Inc                       136,137
                14,500   Lionbridge Technolog            130,790
                 5,260   MTC Technologies Inc            137,865
                15,330   Ptek Holdings Inc Co            155,906
                 8,000   Sensytech Inc                   144,128

                                      4

          Number                                              Market
          of Shares Security Description                      Value
          --------- --------------------                    ----------
            8,100   Sonic Solutions                         $  145,881
            5,900   Standard Microsystem                       140,656
            9,110   Synaptics Inc                              150,770
            5,360   Verint Systems Inc.**                      143,970
                                                            ----------
                                                             2,653,443
                                                            ----------

                    CONSUMER                          9.85%
            9,600   Audiovox Corp                              144,960
           20,000   Comfort Systems USA                        136,400
            8,900   Korn/Ferry Intl                            133,322
           22,000   Mac-Gray Corp.**                           146,080
           15,800   Omega Protein Corp                         125,926
           22,900   Reliv International*                       217,573
           16,400   Rent-Way Inc                               153,176
            6,600   Saga Communications                        125,400
                                                            ----------
                                                             1,182,837
                                                            ----------

                    ENERGY:                           9.85%
           18,100   Brigham Exploration                        155,479
            7,750   Core Labs                                  176,235
            6,580   Gulf Island*                               147,918
            4,490   Lufkin Industries*                         142,333
            3,480   Prima Energy Corp.**                       129,212
            6,480   Remington Oil & Gas                        141,912
            4,180   St Mary Land Exploration*                  151,107
            4,660   Universal Compression Holdings**           138,682
                                                            ----------
                                                             1,182,878
                                                            ----------

                    FINANCIALS:                      12.27%
           21,000   Ceres Group Inc                            143,850
           10,000   CNA Surety Corp                            108,900
            4,920   Columbia Bank*                             110,405
            3,770   Macatawa Bank*                              95,042
           26,400   Meadowbrook Ins                            141,240
           15,600   Medallion Financial                        126,984
            3,900   Navigators Group Inc                       101,595
            3,800   Proassurance Corp.**                       128,896
            5,900   Scottish Annuity & L*                      129,092
            7,500   Signature Bank                             176,475
            3,370   Sterling Financial                         111,244
            2,100   Wintrust Financial*                         99,729
                                                            ----------
                                                             1,473,452
                                                            ----------

                                      5

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   HEALTHCARE/DRUGS:                 12.53%
           7,900   Dendrite Intl                            $   135,406
          22,700   Discovery Partners                           133,499
           6,600   Epix Medical Inc                             161,832
          17,150   Harvard Bioscience                           150,405
          12,100   Quinton Cardiology                           126,082
          13,600   Res-Care Inc                                 184,416
           4,300   SFBC International                           157,208
          12,150   Ventiv Health                                170,951
          15,700   Kendle International                         129,368
          22,500   Medsource Tech Inc                           155,475
                                                            -----------
                                                              1,504,642
                                                            -----------

                   REAL ESTATE:                       1.18%
          16,830   Ashford Hospitality*                         141,372
                                                            -----------

                   RETAIL:                            3.41%
          29,500   Hastings Entmt                               194,729
          10,600   Vans Inc Common                              215,180
                                                            -----------
                                                                409,909
                                                            -----------

                   TRANSPORTATION:                    5.10%
           4,470   Alaska Air**                                  98,921
           8,300   Celadon Group Inc                            136,618
           8,850   Expressjet Holdings                          112,572
           6,480   General Maritime                             130,183
          13,180   Providence & Worcester*                      133,777
                                                            -----------
                                                                612,071
                                                            -----------

                   TOTAL INVESTMENTS:
                   (Cost: $8,831,249 )***            93.28% $11,205,138
                   Other assets, net of liabilities   6.72%     807,562
                                                    ------  -----------

                   NET ASSETS                       100.00% $12,012,700
                                                    ======  ===========

*  Non-income producing
** Portion of the security is pledged as collateral for securities loaned (see
   Note 4).
***Cost for Federal income tax purpose is $8,831,249 and net unrealized appreciation consists of:

                    Gross unrealized appreciation 2,676,294
                    Gross unrealized depreciation  (302,405)
                                                  ---------
                    Net unrealized appreciation   2,373,889
                                                  =========

The accompanying notes are an integral part of these financial statements.

                                      6

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $8,831,249) (Notes 1 & 3)                 $11,205,138
 Cash or cash equivalents                                                               974,584
 Collateral for securities loaned, at fair value (Note 4)                               118,443

 Receivables:
   Interest                                                                $    233
   Receivable for securities sold                                           185,039
   Receivable for capital stock sold                                         98,018
                                                                           --------
                                                                                        283,290
 Other assets                                                                            20,913
                                                                                    -----------
     TOTAL ASSETS                                                                    12,602,368
                                                                                    -----------

LIABILITIES
 Payable upon return of securities loaned (Note 4)                                      118,443
 Payables:
   Accrued 12b-1 fees                                                                     7,129
   Payable for capital stock redeemed                                                    36,778
   Payable for securities purchased                                                     415,019
 Accrued expenses                                                                        12,299
                                                                                    -----------
     TOTAL LIABILITIES                                                                  589,668
                                                                                    -----------

NET ASSETS                                                                          $12,012,700
                                                                                    ===========

 Class A Shares
   Net Assets, Class A                                                              $12,003,073
                                                                                    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($12,003,073/601,198 shares outstanding) (Note 5)                                 $     19.97
                                                                                    ===========

MAXIMUM OFFERING PRICE PER SHARE ($19.97 x 100 / 94.25)                             $     21.18
                                                                                    ===========

 Class C Shares
   Net Assets, Class C                                                              $     9,627
                                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($9,627/482 shares outstanding) (Note 5)                                          $     19.97
                                                                                    ===========
 At April 30, 2004 there were 1,000,000,000 shares of $.01 par value stock authorized and components of net assets are:
 Paid in capital                                                                    $ 9,327,252
 Accumulated net investment loss                                                       (125,620)
 Accumulated net realized gain on investments                                           437,179
 Net unrealized appreciation of investments                                           2,373,889
                                                                                    -----------
 Net Assets                                                                         $12,012,700
                                                                                    ===========

The accompanying notes are an integral part of these financial statements.

                                      7

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF OPERATIONS

Six months ended April 30, 2004 (unaudited)*
--------------------------------------------------------------------------------

    INVESTMENT INCOME
     Dividend                                             $11,809
     Interest                                               8,519
     Income from securities loaned-net                        815
                                                          -------
       Total income                                               $  21,143
                                                                  ---------

    EXPENSES
     Investment advisory fees (Note 2)                    $65,537
     12b-1 and distribution fees, Class A shares (Note 2)  26,204
     12b-1 and distribution fees, Class C shares (Note 2)       2
     Accounting and administrative services                17,218
     Custody fees                                           5,676
     Registration fees                                      8,373
     Transfer agent fees                                   14,380
     Professional fees                                     12,352
     Shareholder services                                  10,823
     Miscellaneous                                          6,296
                                                          -------
       Total expenses                                               166,861
     Distributor waivers (Note 2)                                   (20,098)
                                                                  ---------
       Net expenses                                                 146,763
                                                                  ---------
     Net investment loss                                           (125,620)
                                                                  ---------

    REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                               439,833
     Net change in unrealized appreciation on investments           457,099
                                                                  ---------
     Net gain on investments                                        896,932
                                                                  ---------
     Net increase in net assets resulting from operations         $ 771,312
                                                                  =========

*  Commencement of operations of Class C shares was April 21, 2004.

The accompanying notes are an integral part of these financial statements.

                                      8

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Six months ended
                                                               April 30, 2004*     Year ended
                                                                 (unaudited)    October 31, 2003
                                                               ---------------- ----------------
OPERATIONS
 Net investment loss                                             $  (125,620)      $ (134,734)
 Net realized gain on investments                                    439,833          793,300
 Net change in unrealized appreciation on investments                457,099        2,183,217
                                                                 -----------       ----------
 Net increase in net assets resulting from operations                771,312        2,841,783

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Long-Term Capital Gains - Class A ($0.29 and $0.00 per share,
   respectively)                                                    (143,132)              --

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting from capital share
   transactions - Class A**                                        2,746,685        1,325,395
 Net increase in net assets resulting from capital share
   transactions - Class C**                                           10,000               --
                                                                 -----------       ----------
                                                                   2,756,685        1,325,395
 Net increase in net assets                                        3,384,865        4,167,178
 Net assets at beginning of period                                 8,627,835        4,460,657
                                                                 -----------       ----------

NET ASSETS at the end of the period                              $12,012,700       $8,627,835
                                                                 ===========       ==========

*  Commencement of operations for the C class was April 21, 2004.
** A summary of capital share transactions follows:

                                           Class A
                                       Six months ended
                                        April 30, 2004         Year ended
                                         (unaudited)        October 31, 2003
                                     -------------------  --------------------
                                      Shares     Value     Shares     Value
                                     -------  ----------  -------  -----------
Shares sold                          160,058  $3,148,984  157,691  $ 2,418,780
Shares reinvested from distributions   7,297     141,121       --           --
Shares redeemed                      (27,786)   (543,420) (78,297)  (1,093,385)
                                     -------  ----------  -------  -----------
Net increase                         139,569  $2,746,685   79,394  $ 1,325,395
                                     =======  ==========  =======  ===========

                                           Class C
                                         Period ended
                                       April 30, 2004*
                                         (unaudited)
                                     -------------------
                                      Shares     Value
                                     -------  ----------
Shares sold                              482  $   10,000
Shares redeemed                           --          --
                                     -------  ----------
Net increase                             482  $   10,000
                                     =======  ==========

The accompanying notes are an integral part of these financial statements.

                                      9

SATUIT CAPITAL MICRO CAP FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                      Class A Shares                             Class C Shares
                            --------------------------------------------------------------      ----------------
                              Six months
                                ended                                                             Period ended
                            April 30, 2004     Year ended       Year ended      Period ended    April 30, 2004**
                             (unaudited)    October 31, 2003 October 31, 2002 October 31, 2001*   (unaudited)
                            --------------  ---------------- ---------------- ----------------- ----------------
Per Share Operating
 Performance
Net asset value,
 beginning of period           $ 18.69          $ 11.67          $ 12.42           $ 10.00           $20.74
                               -------          -------          -------           -------           ------
Income from investment
 operations-
  Net investment loss            (0.21)           (0.34)           (0.28)            (0.23)           (0.21)
  Net realized and
   unrealized gain (loss)
   on investments              $  1.77          $  7.36            (0.47)             2.64            (0.56)
                               -------          -------          -------           -------           ------
  Total from investment
   operations                     1.57             7.02            (0.75)             2.42            (0.77)
                               -------          -------          -------           -------           ------
Less distribution from
 long-term capital gains         (0.29)              --               --                --               --
                               -------          -------          -------           -------           ------
Net asset value,
 end of period                 $ 19.97          $ 18.69          $ 11.67           $ 12.42           $19.97
                               =======          =======          =======           =======           ======
Total Return                      8.37%           60.15%           (6.04%)           24.20%           (3.70%)
                               =======          =======          =======           =======           ======

Ratios/Supplemental Data
  Net assets,
   end of period (000's)       $12,003          $ 8,628          $ 4,461           $   456           $   10
Ratio to average net assets
  Expenses                        3.21%***         4.04%            4.99%            36.16%***         3.71%***
  Expenses, net of
   reimbursements and
   fee waivers                    2.80%***         2.80%            2.80%             1.65%***         3.30%***
  Net investment loss,
   excluding
   reimbursements and
   fee waivers                   (2.39%)***       (3.61%)          (4.36%)          (35.66%)***       (2.89%)***
  Net investment loss            (1.98%)***       (2.37%)          (2.17%)           (1.14%)***       (2.48%)***
Portfolio turnover rate          64.20%          122.31%          157.83%           100.09%           64.20%

* Commencement of operation of Class A shares was December 12, 2000. ** Commencement of operation of Class C shares was April 21, 2004
***Annualized

The accompanying notes are an integral part of these financial statements.

                                      10

SATUIT CAPITAL MICRO CAP FUND
NOTES TO THE FINANCIAL STATEMENTS

April 30, 2004 (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Satuit Capital Micro Cap Fund (the "Fund") is a series of Satuit Capital Management Trust ("SCMT") which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established in December, 2000 as a series of SCMT. The Fund currently offers two Classes of shares (Class A and Class C). The objective of the Fund is to seek to achieve long-term capital appreciation.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Trustees. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Trustees.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.

      E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                      11

      F. Security Loans. The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

      G. Class Net Asset Values and Expenses. All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund. The Advisor has voluntarily agreed to waive its fees and reimburse fund expenses through October 31, 2003 in order to limit the operating expenses to 2.80% of average net assets. For the six months ended April 30, 2004, the Advisor earned fees of $65,537.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor. The Fund or the Advisor may incur such distribution expenses at the rate of .25% per annum on the Fund's A Class average daily net assets, and at the rate of .75% on the Fund's C Class average daily net assets. For the six months ended March 31, 2004, there were $13,104 of distribution expenses incurred by the Fund, of which $6,994 was voluntarily waived by the Distributor.

      The Fund has also adopted a shareholder servicing plan for both classes of shares that provides that the Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the average daily net assets of the Fund for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the six months ended April 30, 2004, there were $13,104 of servicing fees earned, which was voluntarily waived by the Distributor.

      The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The recoverable amount does not include fees voluntarily waived and expenses reimbursed prior to November 1, 2001. The total amount of recoverable reimbursements as of April 30, 2004 was $136,554.

      Certain officers and/or Trustees of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.

                                      12

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended April 30, 2004 aggregated $8,631,718 and $6,145,918, respectively.

NOTE 4 - SECURITIES LENDING

      At April 30, 2004 securities valued at $118,443 were on loan to brokers. For collateral, the Fund received shares of an overnight repurchase agreement valued at $121,369. Income from securities lending amounted to $815 for the period ended April 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

NOTE 5 - REDEMPTIONS

      Certain redemptions of Fund shares are subject to a 2% contingent deferred sales charge if shares are redeemed within one year of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily result from different treatments of post-October capital losses.

      The tax character of distributions paid during the six months ended April 30, 2004 and October 31, 2003 was as follows:

                                             Six months ended    Year ended
                                              April 30, 2004  October 31, 2003
                                             ---------------- ----------------
  Distributions from long-term capital gains     $143,132           $--
                                                 ========           ===

                                      13

Investment Adviser:

   Satuit Capital Management, LLC.
     2608 Goldbug Avenue
     Sullivans Island, SC 29482

Distributor:

   First Dominion Capital Corp.
     1500 Forest Avenue, Suite 223
     Richmond, Virginia 23229

Independent Auditors:

   Tait, Weller and Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Satuit Capital Micro
 Cap Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information,
 investment plans, and other shareholder services,
 call Commonwealth Shareholder Service at
 (800) 567-4030 Toll Free.
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                      Semi-Annual Report to Shareholders

                         SATUIT CAPITAL MICRO CAP FUND

                                  A series of
                        Satuit Capital Management Trust

                           For the Six Months Ended
                                April 30, 2004